Exhibit 99.3

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in Registration Statement Nos. 333-161662, 333-144827, and 333-124911 on Form S-8 of our report dated November 5, 2010 except for Note 13 which is dated January 19, 2011 , relating to the 2010, 2009, 2008 consolidated financial statements and financial statement disclosures of Dahlgren & Company, Inc., which appear in this Form 8-K/A.

“Eide Bailly LLP”

Fargo, North Dakota
January 24, 2011